Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
12.	Goodwill

The changes in the carrying amount of goodwill were as follows:

	E-Commerce	Jiedian	Total
	RMB	RMB	RMB
Balance at January 1, 2017	15,291	-	15,291
Goodwill acquired (Note 4)	-	105,219	105,219
Balance at December 31, 2017	15,291	105,219	120,510
Impairment of Goodwill	(15,291)	-	(15,291)
Balance at December 31, 2018	-	105,219	105,219

For the year ended December 31, 2017, the Group performed a qualitative assessment for the E-Commerce reporting unit based on the requirements of ASC 350-20. The Group evaluated all relevant factors, weighed all factors in their entirety and concluded that it was not more likely than not that the fair values of the E-Commerce reporting unit was less than its respective carrying amount. Therefore, further impairment testing on goodwill was unnecessary as of December 31, 2017.

For the year ended December 31, 2018, the Group performed a quantitative assessment for the E-Commerce reporting unit by estimating the fair value of the reporting unit based on an income approach and recognized an impairment loss of RMB15,291 (US$2,224) as the carrying amount exceeded its fair value due to the continued decline of E-Commerce business in 2018.

For the years ended December 31, 2017 and 2018, the Group performed a quantitative assessment for the Jiedian reporting unit by estimating the fair value of the reporting unit based on an income approach. The fair value of the Jiedian reporting unit exceeded its respective carrying value and therefore, goodwill related to the Jiedian reporting unit was not impaired.